Putnam
Municipal
Income Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

As embattled equity investors fled to the safety of bonds, tax-free municipal securities have enjoyed a period of heightened popularity, and Putnam Municipal Income Fund was among the beneficiaries. During the fiscal year that ended on March 31, 2001, your fund provided both an attractive return and a steady flow of tax-free income for shareholders.

The credit spread between top-rated and lower-quality investment-grade issues widened during the period as risk-averse equity investors bid up prices of the highest-quality issues. As a result, Fund Manager Blake
Anderson was able to acquire some attractively priced issues from the lower end of the investment-grade spectrum and thereby increase the fund's level of current income.

In the following report, Blake reviews fund performance and the management strategies he pursued in fiscal 2001 and discusses the fund's prospects as it enters its new fiscal year.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
May 18, 2001

REPORT FROM FUND MANAGEMENT

Blake E. Anderson

During the year ended March 31, 2001, investors in Putnam Municipal
Income Fund reaped strong returns as solid management and a robust municipal bond market combined to produce favorable performance for your fund. With increasing volatility in the equity markets, investors have generally sought refuge in fixed-income securities. The more stable returns and relatively lower risk -- compared with other bond sectors -- of higher-rated municipal bonds has made them particularly attractive.

Total return for 12 months ended 3/31/01

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   8.67%   3.50%    7.90%   2.90%    7.86%   6.86%    8.40%   4.87%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* FAVORABLE ENVIRONMENT FOR MUNICIPALS

The decline in the equity markets last fall was the year's defining event for the capital markets. There was a tremendous flight to quality, which was helpful for bonds in general but especially for high-quality bond sectors, such as insured municipals and Treasuries. On an after-tax basis, municipals generally were the top-performing fixed-income sector in 2000.

There were two other important market-related factors during the period.
First, in the municipal bond market, yields declined by roughly half a percentage point from the end of July 2000 through the end of January
2001. Second, there was a significant widening of credit spreads -- the difference in yield between bonds of high credit quality and those of lower credit quality -- attributed to the flight to quality. These spreads created an unusual opportunity for us to invest in lower-rated bonds at undervalued prices, with the goal of increasing the fund's income level.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care/
hospitals                      23.7%

Transportation                 20.9%

Pollution
control                         9.2%

Utilities                       9.1%

Housing                         5.7%

Footnote reads:
*Based on net assets as of 3/31/01. Holdings will vary over time.


* STRONG DEMAND IN CALIFORNIA AND NEW YORK

In the municipal market, there are many factors that we consider important for performance, including duration, the shape of the yield curve, and credit quality. We also generally pay close attention to what is going on in California and New York, because those states issue a large number of municipal bonds and are therefore highly influential in the overall market. From August through October, we saw tremendous demand for California municipals, while between November and January, there was a great deal of demand for New York municipals. In both states, the demand came from wealthy individuals who were taking profits from their equity holdings and diversifying into the relative safety and higher quality of bonds during the stock market downturn.

* AIRPORT/AIRLINE SECTORS HELPED FUND'S INCOME

The airport sector supplied the fund with attractive income during the period. As ticket sales remain high, even in the face of higher fuel prices and a weakened economy, airports are gearing up by launching ambitious capital improvement projects. The U.S. Department of Transportation expects the total number of domestic passengers on U.S.
air carriers to top 1 billion in the next decade, up from the current
700 million. To keep up with this expected increase in demand, the nation's airports need to be upgraded. In the last 30 years, only two new international airports have been built: Dallas-Fort Worth
International Airport and Denver International Airport. Bonds issued to support both have been long-time holdings of your fund.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 38.7%

Aa/AA -- 5.6%

A -- 10.2%

Baa/BBB -- 18.5%

Ba/BB -- 16.6%

B and below -- 9.2%

Other -- 1.2%

Footnote reads:
*As a percentage of market value as of 3/31/01. A bond rated BBB/Baa or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


In contrast to the unstoppable growth of the airport industry, the airline industry has been experiencing some difficulties. In an increasingly competitive playing field, consolidations are reshaping several major U.S. airlines. However, greater merger and acquisition activity can create attractive investment opportunities. At the end of the period, we were considering the purchase of revenue bonds issued by U.S. Airways, which is negotiating a merger with United Airlines. If the merger is successful, U.S. Airways bonds have the potential to appreciate in value. If the acquisition is not made, the company's sizeable cash surplus makes it an attractive investment on its own.


"With the stock market still reeling and corporate credit quality deteriorating, municipal bonds are in a good position to repeat last year's stellar turnout."

-- Business Week, March 2001

Utilities are another important sector within your fund's portfolio. For years, utilities have been struggling with deregulation, casting a cloud of uncertainty over this sector. In an effort to help state-owned utilities, the IRS released new rules in January, which would allow them to sell power to private parties, a positive change. The only drawback is that the new rules expire in 2004, keeping public power utilities in financial limbo for another three years. Although we continue to look for opportunities in the utility sector, we avoided unenhanced Southern
California Edison and PG&E bonds during the period.

The health-care sector has been going through a difficult period for several years but is finally gaining some stability. The federal government has recognized that hospitals have been under-funded, and it is addressing that problem by using the current budget surplus.
Hospitals are helping themselves by walking away from unprofitable relationships. Affluent senior citizens are also revitalizing the health-care industry by choosing to live in assisted living communities, many of which are funded through municipal bond issues. Together, revenue bonds from hospital systems and nursing homes made up roughly
24% of your fund's  portfolio at the end of March.

* OUTLOOK AND STRATEGY

Economic indicators have shown that the economy is slowing, raising concerns that a recession may be imminent. The continuing volatility of the stock markets heightens those concerns. However, the Federal Reserve
Board has cut interest rates by two percentage points in the first four months of the year and has indicated a willingness to make further reductions. History shows that the effects of interest-rate cuts are reflected in higher economic growth rates 6 to 12 months later. In addition, the federal government is considering income-tax cuts, which can further stimulate consumer spending. For these reasons, we believe that the economy is experiencing a slowdown rather than a recession, and that a recovery is likely in the second half of 2001.

We still believe that lower-rated credit sectors offer the best values, although recession fears continue to influence market behavior. A weak economy can be negative for lower-rated credits in terms of increasing default rates, but because the current weakness represents a slowdown from such a high rate of growth and has the added support of Fed easing, we are not concerned. The existing fundamentals of low interest rates, low inflation, and strong consumer spending are not consistent with a recession. Cash flows into municipal bond funds are increasing for the first time in many years, and supply is keeping pace with this demand -- up 43% over the supply at this time last year.

With the yield curve steepening and the Fed easing, we are confident about the prospects for municipal bonds. That said, we believe it is more important to focus on an investor's long-term goals, rather than pursue the best returns from year to year. Ideally, municipal bonds should serve as an anchor in an investor's portfolio, protecting against stock market volatility and providing tax-exempt income. Those are the goals we continue to pursue for your fund.

The views expressed here are exclusively those of Putnam Management.
They are not meant as investment advice. Although the described holdings were viewed favorably as of 3/31/01, there is no guarantee the fund will continue to hold these securities in the future. The lower credit ratings of high-yield bonds reflect a greater possibility that adverse changes in the economy or poor performance by the issuers of those bonds may affect the issuer's ability to pay principal or interest.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam
Municipal Income Fund is designed for investors seeking as high a current income exempt from federal income tax as is consistent with preservation of capital.


TOTAL RETURN FOR PERIODS ENDED 3/31/01

                    Class A        Class B        Class C          Class M
(inception dates) (5/22/89)       (1/4/93)        (2/1/99)        (12/1/94)
                 NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
-----------------------------------------------------------------------------
1 year          8.67%    3.50%  7.90%   2.90%   7.86%   6.86%   8.40%   4.87%
-----------------------------------------------------------------------------
5 years        30.90    24.62  27.03   25.04   25.48   25.48   29.40   25.19
Annual average  5.53     4.50   4.90    4.57    4.64    4.64    5.29    4.60
-----------------------------------------------------------------------------
10 years       96.56    87.15  83.71   83.71   81.61   81.61   90.90   84.78
Annual average  6.99     6.47   6.27    6.27    6.15    6.15    6.68    6.33
-----------------------------------------------------------------------------
Annual average
(life of fund)  7.04     6.61   6.29    6.29    6.21    6.21    6.69    6.39
-----------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/01

                                         Lehman Brothers
                                           Municipal         Consumer
                                           Bond Index       price index
-----------------------------------------------------------------------------
1 year                                       10.93%           2.92%
-----------------------------------------------------------------------------
5 years                                      37.45           13.23
Annual average                                6.57            2.52
-----------------------------------------------------------------------------
10 years                                    102.71           30.59
Annual average                                7.32            2.70
-----------------------------------------------------------------------------
Annual average
(life of fund)                                7.46            3.03
-----------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively.
Class B share returns for the 1-, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV.
Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 3/31/91


                                    Lehman Brothers
               Fund's class A       Municipal Bond        Consumer price
Date           shares at POP             Index                 index

3/31/91            9,525                10,000                10,000
3/31/92           10,712                10,999                10,319
3/31/93           12,175                12,376                10,637
3/31/94           12,447                12,663                10,904
3/31/95           13,217                13,607                11,207
3/31/96           14,187                14,748                11,533
3/31/97           14,997                15,554                11,852
3/31/98           16,491                17,221                12,015
3/31/99           17,489                18,289                12,230
3/31/00           17,062                18,274                12,689
3/31/01          $18,715               $20,271               $13,059

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $18,371 and $18,161, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $19,090 ($18,478 at public offering price). See first page of performance section for performance calculation method.


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


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 3/31/01

                               Class A       Class B      Class C       Class M
------------------------------------------------------------------------------------
Distributions (number)           12            12           12            12
------------------------------------------------------------------------------------
Income 1                      $0.482281     $0.429995    $0.417279     $0.460458
------------------------------------------------------------------------------------
Capital gains 1                  --            --           --            --
------------------------------------------------------------------------------------
  Total                       $0.482281     $0.429995    $0.417279     $0.460458
------------------------------------------------------------------------------------
Share value:                 NAV     POP        NAV          NAV      NAV     POP
------------------------------------------------------------------------------------
3/31/00                     $8.61    $9.04     $8.61        $8.61    $8.61    $8.90
------------------------------------------------------------------------------------
3/31/01                      8.85     9.29      8.84         8.85     8.85     9.15
------------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------------
Current dividend rate 2      5.44%    5.18%     4.83%        4.69%    5.19%    5.02%
------------------------------------------------------------------------------------
Taxable equivalent 3         9.01     8.58      8.00         7.76     8.59     8.31
------------------------------------------------------------------------------------
Current 30-day SEC yield 4   4.95     4.72      4.36         4.20     4.70     4.54
------------------------------------------------------------------------------------
Taxable equivalent 3         8.20     7.81      7.22         6.95     7.78     7.52
------------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines



TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. It assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam Municipal Income Fund

We have audited the accompanying statement of assets and liabilities of Putnam Municipal Income Fund, including the fund's portfolio, as of March 31, 2001, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended.
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended March 31, 2000 and financial highlights for each of the years or periods in the four-year period ended March 31, 2000 were audited by other auditors whose report dated May 5, 2000, expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Municipal Income Fund as of March 31, 2001, the results of its operations, changes in its net assets and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

                                                KPMG  LLP
Boston, Massachusetts
May 8, 2001



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


THE FUND'S PORTFOLIO
March 31, 2001

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- Municipal Bond Investors Assurance Corporation
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (97.7%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Alabama (1.5%)
-------------------------------------------------------------------------------------------------------------------
$         4,640,000 Jackson Cnty., Hlth. Care Auth. Hosp. Rev. Bonds,
                    5.7s, 5/1/19                                                          BBB-        $   3,828,000
                    Jefferson Cnty., Swr. Rev. Bonds
          3,750,000 (Rites-PA), Ser. 487 R, FRB, 7.1s, 2/1/38
                    (acquired 3/23/99, cost $4,290,150) (RES)                             AAA             4,087,500
         10,000,000 Ser. A, FGIC, 5s, 2/1/33                                              Aaa             9,587,500
                                                                                                      -------------
                                                                                                         17,503,000

Alaska (0.2%)
-------------------------------------------------------------------------------------------------------------------
          2,075,000 AK State Hsg. Fin. Corp. Rev. Bonds, 7.7s, 12/1/35
                    (acquired 10/22/97, cost $2,207,800) (RES)                            AA/P            2,126,875

Arizona (2.2%)
-------------------------------------------------------------------------------------------------------------------
                    AZ Hlth. Fac. Auth. Hosp. Syst. Rev. Bonds
            710,000 (Phoenix Mem. Hosp.), 8.2s, 6/1/21 (In default) (NON)                 CCC/P             333,700
            820,000 (St. Luke's Hlth. Syst.), 7 1/4s, 11/1/14                             Aaa               898,925
                    Cochise Cnty., Rev. Bonds (Sierra Vista Cmnty. Hosp.)
          4,705,000 Ser. A, 6 3/4s, 12/1/26                                               BBB-/P          4,369,769
          5,400,000 6.2s, 12/1/17                                                         BBB-/P          4,954,500
          2,000,000 Mohave Cnty., Indl. Dev. Auth. Hosp. Syst. Rev.
                    Bonds (Env. Inc. & Phoenix Hosp. & Med. Ctr.),
                    7s, 7/1/16                                                            Aaa             2,192,500
                    Navajo Cnty., Indl. Dev. Rev. Bonds
                    (Stone Container Corp.)
          6,800,000 7.4s, 4/1/26                                                          B/P             6,647,000
          2,500,000 7.2s, 6/1/27                                                          B/P             2,387,500
          4,000,000 Pinal Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Casa Grande Regl. Med. Ctr.), Ser. A,
                    8 1/8s, 12/1/22                                                       B/P             3,760,000
                                                                                                      -------------
                                                                                                         25,543,894

Arkansas (1.9%)
-------------------------------------------------------------------------------------------------------------------
          3,900,000 AR State Hosp. Dev. Fin. Auth. Rev. Bonds
                    (WA Regl. Med. Ctr.), 7 3/8s, 2/1/29                                  Baa3            3,968,250
         16,915,000 Northwest Regl. Arpt. Auth. Rev. Bonds,
                    7 5/8s, 2/1/27                                                        BB/P           18,225,913
                                                                                                      -------------
                                                                                                         22,194,163

California (7.9%)
-------------------------------------------------------------------------------------------------------------------
         12,625,000 Alameda, Corridor Trans. Auth. Rev. Bonds,
                    Ser. 99-A, MBIA, zero %, 10/1/30                                      Aaa             2,635,469
          5,000,000 Anaheim, Pub. Fin. Auth. 144A Lease Rev. Bonds
                    (Pub. Impts.), Ser. A, FSA, 6s, 9/1/24                                Aaa             5,700,000
         14,000,000 Anaheim, Pub. Fin. Auth. Lease Rev. Bonds
                    (Pub. Impts.), Ser. C, FSA, zero %, 9/1/36                            Aaa             2,100,000
          1,000,000 CA Poll. Control Fin. Auth. Ind. Dev. (Pacific
                    Gas & Electric), Ser. A, MBIA, 5.35s, 12/1/16                         AAA/P           1,013,750
                    Corona, COP
          4,500,000 (Vista Hosp. Syst.), Ser. B, 9 1/2s, 7/1/20
                    (acquired various date between 10/23/92 and
                    5/29/97, cost $4,725,000) (In default) (NON) (RES)                    D/P             1,665,000
          5,800,000 (Hosp. Syst. Inc.), Ser. C, 8 3/8s, 7/1/11
                    (acquired 3/5/96, cost $5,800,000)
                    (In default) (NON) (RES)                                              D/P             2,146,000
          3,000,000 Gilroy, Rev. Bonds (Bonfante Gardens),
                    8s, 11/1/25                                                           B/P             2,771,250
          2,400,000 Los Angeles, Regl. Arpt. Impt. Corp. Lease Rev.
                    Bonds (United Air Lines, Inc.), 6 7/8s, 11/15/12                      Baa3            2,493,000
          3,615,000 Monrovia, Redev. Agcy. Tax Alloc. Rev. Bonds
                    (Central Redevelopment Project Area-1), Ser. B,
                    AMBAC, 6.7s, 5/1/21                                                   Aaa             3,816,609
                    Northern CA Pwr. Agcy. Multi. Cap. Fac. Rev.
                    Bonds, IFB
          3,480,000 9.456s, 8/1/17                                                        Aaa             3,810,600
          2,630,000 9.456s, 8/1/17, Prerefunded                                           Aaa             2,981,763
          5,600,000 Orange Cnty., Local Trans. Auth. Sales Tax IFB,
                    8.516s, 2/14/11                                                       Aa3             7,490,000
          4,000,000 Orange Cnty., Local Trans. Auth. Sales Tax Rev.
                    Bonds, AMBAC, 6.2s, 2/14/11                                           Aaa             4,695,000
                    San Joaquin Hills, Trans. Corridor Agcy. Rev.
                    Bonds (Toll Road)
         10,000,000 7.55s, 1/1/10                                                         Aaa            11,550,000
         23,750,000 Ser. A, MBIA, zero %, 1/15/36                                         Aaa             3,681,250
         22,000,000 Ser. A, MBIA, zero %, 1/15/34                                         Aaa             3,850,000
         10,000,000 Ser. A, MBIA, zero %, 1/15/32                                         Aaa             1,950,000
         10,000,000 Ser. A, MBIA, zero %, 1/15/31                                         Aaa             2,062,500
         12,900,000 Ser. A, MBIA, zero %, 1/15/25                                         Aaa             3,692,625
          3,600,000 San Luis Obispo, COP (Vista Hosp. Sys. Inc.),
                    8 3/8s, 7/1/29 (acquired 7/28/97,
                    cost $3,600,000) (In default) (NON) (RES)                             D/P             1,332,000
         11,840,000 Vallejo, COP (Marine World Foundation), 7s, 2/1/17                    BBB-/P         12,328,400
                    Valley Hlth. Syst. Hosp. Rev. Bonds
                    (Refunding & Impt.), Ser. A
          6,000,000 6 1/2s, 5/15/25                                                       BBB-            5,820,000
          1,000,000 6 1/8s, 5/15/05                                                       BBB-              993,750
                                                                                                      -------------
                                                                                                         90,578,966

Colorado (4.7%)
-------------------------------------------------------------------------------------------------------------------
          6,000,000 Arapahoe Cnty., Cap. Impt. Trust Fund Hwy.
                    Rev. Bonds, Ser. E-470, 7s, 8/31/26                                   Aaa             6,975,000
         10,000,000 CO Edl. Fac. Auth. Rev. Bonds (Ocean Journey, Inc.),
                    8 3/8s, 12/1/26                                                       BB/P           11,475,000
         15,000,000 CO Pub. Hwy. Auth. Rev. Bonds (E-470
                    Pub. Hwy.), Ser. B, MBIA, zero %, 9/1/20                              Aaa             5,418,750
                    Denver, City & Cnty. Arpt. Rev. Bonds
          4,410,000 Ser. A, 8 3/4s, 11/15/23                                              A2              4,615,418
          1,470,000 Ser. A, 8s, 11/15/25                                                  A2              1,500,517
          5,000,000 Ser. D, 7 3/4s, 11/15/13                                              A               6,212,500
          3,310,000 Ser. A, 7 1/2s, 11/15/23                                              A2              3,661,688
            425,000 Ser. A, 7 1/4s, 11/15/25                                              AAA               460,063
          9,550,000 Ser. B, 7 1/4s, 11/15/23                                              A2             10,134,938
          3,000,000 Larimer Cnty., School Dist. No. 1 Rev. Bonds
                    (Poudre Impt.), 7s, 12/15/16                                          Aa3             3,727,500
                                                                                                      -------------
                                                                                                         54,181,374

Connecticut (1.6%)
-------------------------------------------------------------------------------------------------------------------
          2,385,000 CT State Dev. Auth. Hlth. Care Rev. Bonds
                    (Alzheimers Resource Ctr.), Ser. A, 10s, 8/15/21                      AAA/P           2,514,601
          6,000,000 CT State Dev. Auth. Poll. Control Rev. Bonds
                    (Western MA), Ser. A, 5.85s, 9/1/28                                   Baa2            5,925,000
                    CT State Dev. Auth. Rev. Bonds (East Hills Woods)
          1,594,354 Ser. A, 7 3/4s, 11/1/17                                               CCC/P           1,420,968
            147,496 Ser. B, zero %, 3/1/21                                                CCC/P              24,152
          4,000,000 CT State Hlth. & Edl. Fac. Auth. IFB (Yale U.),
                    8.076s, 6/10/30                                                       Aaa             4,255,000
          4,000,000 CT State Hlth. & Edl. Fac. Auth. Rev. Bonds
                    (Edgehill), Ser. A, 6 7/8s, 7/1/27                                    AAA/P           4,515,000
                                                                                                      -------------
                                                                                                         18,654,721

District of Columbia (5.2%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 DC Convention Ctr. Auth. Rev. Bonds, AMBAC,
                    4 3/4s, 10/1/28                                                       Aaa             4,562,500
         31,750,000 DC G.O. Bonds, Ser. A, 6 3/8s, 6/1/26                                 AAA            35,917,188
          1,665,000 DC Redev. Land Agcy. Rev. Bonds (Wash. D. C.
                    Sports Arena), 5 5/8s, 11/1/10                                        BBB+            1,676,405
                    DC Rev. Bonds (American Geophysical Union)
          4,200,000 5 7/8s, 9/1/23                                                        BBB             4,121,250
          3,350,000 5 3/4s, 9/1/13                                                        BBB             3,291,375
                    DC Tobacco Settlement Fin. Corp. Rev. Bonds
          7,000,000 6 3/4s, 5/15/40                                                       A1              7,131,250
          3,000,000 6 1/2s, 5/15/33                                                       A1              3,015,000
                                                                                                      -------------
                                                                                                         59,714,968

Florida (4.6%)
-------------------------------------------------------------------------------------------------------------------
          7,715,000 Broward Cnty., Resource Recvy. Rev. Bonds
                    (SES Broward Cnty. LP South), 7.95s, 12/1/08                          AA-             7,870,303
         22,900,000 Hernando Cnty., Indl. Dev. Rev. Bonds (FL Crushed
                    Stone Co.), 8 1/2s, 12/1/14                                           A-/P           25,190,000
          4,750,000 Orange Cnty., Hlth. Facs. Auth. IFB, 9.512s, 10/1/14
                    (acquired 4/19/95, cost $6,129,272) (RES)                             BBB+/P          6,923,125
          3,140,000 Orange Cnty., School Board, FRB, Ser. 85, MBIA,
                    6.97s, 8/1/22 (acquired 12/21/98,
                    cost $3,356,597) (RES)                                                Aaa             3,234,200
          4,898,000 Palm Beach Cnty., Student Hsg. Rev. Bonds
                    (Palm Beach Cmnty. College), Ser. A, 8s, 3/1/23                       B-/P            4,671,468
                    Sanford, Arpt. Auth. Indl. Dev. Rev. Bonds
                    (Federal Express Corp.), Ser. A
          2,000,000 7 1/2s, 5/1/10                                                        BB/P            2,125,000
            500,000 7.3s, 5/1/04                                                          BB/P              516,875
          2,500,000 St. Johns Cnty., FL Hlth. Care Indl. Dev. Auth.
                    Rev. Bonds (Glenmoor St. Johns Project),
                    Ser. A, 8s, 1/1/30                                                    B+/P            2,493,750
                                                                                                      -------------
                                                                                                         53,024,721

Georgia (0.9%)
-------------------------------------------------------------------------------------------------------------------
                    De Kalb Cnty., Hsg. Auth. Muni. Rev. Bonds
                    (Briarcliff Park Apts.)
          1,500,000 Ser. B, 10s, 4/1/17                                                   AAA/P           1,646,325
          3,700,000 7 1/2s, 4/1/17                                                        AAA/P           3,924,405
          4,450,000 Rockdale Cnty., Dev. Auth. Solid Waste Disp.
                    Rev. Bonds (Visay Paper Inc.), 7.4s, 1/1/16                           BB+/P           4,605,750
                                                                                                      -------------
                                                                                                         10,176,480

Illinois (5.6%)
-------------------------------------------------------------------------------------------------------------------
                    Chicago, Board of Ed. G.O. Bonds, Ser. A, FGIC
          5,400,000 zero %, 12/1/17                                                       Aaa             2,288,250
          7,750,000 zero %, 12/1/16                                                       Aaa             3,487,500
                    Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
          1,675,000 (United Air Lines, Inc.), Ser. 84A, 8.85s, 5/1/18                     Baa2            1,732,067
          6,615,000 (United Air Lines, Inc.), Ser. 84B, 8.85s, 5/1/18                     Baa2            6,840,373
          5,300,000 (American Airlines, Inc.), 8.2s, 12/1/24                              Baa1            5,889,625
          3,500,000 (United Air Lines, Inc.), Ser. C, 6.3s, 5/1/16                        Baa2            3,530,625
         10,150,000 Cook Cnty., Cmnty. College Dist. No. 508 Rev.
                    Bonds, Ser. C, MBIA, 7.7s, 12/1/07                                    Aaa            12,294,188
          2,000,000 Huntley, Special Tax Bonds, Ser. A, 6.45s, 3/1/28                     BB+/P           1,830,000
          2,500,000 IL Dev. Fin. Auth. Retirement Hsg. Rev. Bonds
                    (Regency Park-Lincolnwood), Ser. A, 10 1/4s,
                    4/15/19 (acquired 5/10/90, cost $2,388,850)
                    (In default) (NON) (RES)                                              D/P             2,125,000
          1,830,000 IL Hlth. Fac. Auth. Retirement Hsg. Rev. Bonds
                    (Mercy Hsg. Corp.), 7s, 8/1/24                                        Baa1            2,056,463
                    IL Hlth. Fac. Auth. Rev. Bonds
          1,125,000 (Cmnty. Rehab. Providers Fac.), 8 3/4s, 7/1/11                        B/P             1,160,348
            585,000 (Cmnty. Rehab. Providers Fac.), 8 3/4s, 7/1/11,
                    Prerefunded                                                           AAA/P             603,229
          1,080,000 (Cmnty. Rehab. Providers Fac.), 8 1/4s, 8/1/12                        B/P             1,113,750
          1,655,000 (Cmnty. Rehab. Providers Fac.), Ser. A, 7 7/8s,
                    7/1/20 (acquired 1/25/96, cost $1,655,000) (RES)                      D/P             1,108,850
          2,745,000 (Cmnty. Rehab. Providers Fac.), Ser. A, 7 7/8s,
                    7/1/20, Prerefunded                                                   AAA/P           3,232,238
          7,540,000 (Glen Oaks Medical Ctr.), Ser. B, 6.95s, 11/15/13                     AAA             8,925,475
          5,000,000 (Hindsdale Hosp.), Ser. A, 6.95s, 11/15/13                            Baa1            5,918,750
                                                                                                      -------------
                                                                                                         64,136,731

Indiana (2.1%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 IN Dev. Fin. Auth. Rev. Bonds, 6.85s, 12/1/12                         BB-             1,918,750
                    Indianapolis, Arpt. Auth. Special Fac. Rev. Bonds
         11,000,000 (Federal Express Corp.), 7.1s, 1/15/17                                Baa2           11,701,250
         11,000,000 (United Air Lines), Ser. A, 6 1/2s, 11/15/31                          Baa3           10,560,000
                                                                                                      -------------
                                                                                                         24,180,000

Iowa (0.7%)
-------------------------------------------------------------------------------------------------------------------
          6,500,000 IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
                    (Care Initiatives), 9 1/4s, 7/1/25                                    BB/P            7,897,500

Louisiana (5.5%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Beauregard, Parish Rev. Bonds (Boise
                    Cascade Corp.), 7 3/4s, 6/1/21                                        Baa3            4,089,880
          4,100,000 Hodge, Combined Util. Rev. Bonds (Solid Waste
                    Disp. James River Corp.), 9s, 3/1/10                                  B/P             4,187,043
          6,500,000 LA Local Govt. Env. Facs. Cmnty. Dev. Auth. Rev.
                    Bonds (St. James Place), Ser. A, 8s, 11/1/19                          B-/P            6,556,875
          5,000,000 LA Pub. Fac. Auth. Hosp. Rev. Bonds (Lake Charles
                    Memorial Hosp. Project), 8 5/8s, 12/1/30                              B+/P            5,075,000
          5,000,000 LA Pub. Fac. Auth. Rev. Bonds (Fransican
                    Missionaries), 5 3/4s, 7/1/18                                         Aaa             5,356,250
          5,000,000 Lake Charles, Harbor & Term Dist. Port Fac.
                    Rev Bonds (Trunkline Co.), 7 3/4s, 8/15/22                            A3              5,306,250
          2,000,000 Port of New Orleans, Indl. Dev. Rev. Bonds
                    (Continental Grain Co.), 7 1/2s, 7/1/13                               BB-             2,055,000
          6,995,000 St. Charles Parish, Poll. Control Rev. Bonds
                    (Union Carbide), 7.35s, 11/1/22                                       A2              7,397,213
                    W. Feliciana Parish, Poll. Control Rev. Bonds
          5,000,000 (Gulf States Util. Co.), 9s, 5/1/15                                   BB+/P           5,112,250
          4,000,000 (Gulf States Util. Co), Ser. II, 7.7s, 12/1/14                        Ba1             4,174,680
          8,000,000 (Gulf States Util. Co.), Ser. C, 7s, 11/1/15                          Ba1             8,260,000
          6,000,000 (Entergy Gulf States), Ser. B, 6.6s, 9/1/28                           Ba1             6,007,500
                                                                                                      -------------
                                                                                                         63,577,941

Maryland (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,650,000 Denton, 1st Mtge. Rev. Bonds (Shore Nursing
                    Rehab. Ctr.), 9s, 4/1/20                                              CCC/P           1,608,750

Massachusetts (4.8%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Atlas Boston Tax Exempt Rev. Bonds,
                    Ser. 1, 6.65s, 1/1/35                                                 BB+/P           5,243,750
          7,730,000 MA State G.O. Bonds, Ser. 25, 8.22s, 11/1/11
                    (acquired 8/13/98, cost $9,592,157) (RES)                             Aa3             9,991,025
          6,565,000 MA State Residual Certificate G.O. Bonds,
                    Ser. 314, 5 3/4s, 8/1/11 (acquired 4/19/00,
                    cost $7,166,354) (RES)                                                Aaa             8,132,394
          3,505,000 MA State Rev. Bonds (Rev. Cooley
                    Dickinson Hosp.), 7 1/8s, 11/15/18                                    AAA/P           3,833,594
                    MA State Dev. Fin. Agcy. Rev. Bonds
          4,000,000 (Alden Place), 6 3/4s, 7/1/30                                         B/P             3,515,000
          4,200,000 (Merrimack Place), 6 3/4s, 7/1/30                                     B/P             3,690,750
          2,000,000 (Lasell Village PJ), Ser. A, 6 3/8s, 12/1/25                          BB-/P           1,782,500
          2,860,000 MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
                    (MA Eye & Ear Infirmary), Ser. A, 7.3s, 7/1/04                        Ba1             2,945,199
                    MA State Indl. Fin. Agcy. Res. Recvy. Rev.
                    Bonds (Southeastern MA)
          2,900,000 Ser. B, 9 1/4s, 7/1/15                                                BB-/P           3,011,534
         13,000,000 Ser. A, 9s, 7/1/15                                                    BB-/P          13,495,690
                                                                                                      -------------
                                                                                                         55,641,436

Michigan (2.9%)
-------------------------------------------------------------------------------------------------------------------
            318,000 Ann Arbor, Econ. Dev. Corp. Ltd. Oblig. Rev. Bonds
                    (Glacier Hills, Inc.), 8 3/8s, 1/15/19                                AAA/P             404,258
                    Detroit, G.O. Bonds
          2,500,000 Ser. A, 6.7s, 4/1/10                                                  A-              2,803,125
          3,000,000 Ser. B, AMBAC, 6 1/4s, 4/1/10                                         AAA             3,270,000
          5,450,000 Detroit, Local Dev. Fin. Auth. Tax Increment
                    Rev. Bonds, Ser. A, 9 1/2s, 5/1/21                                    BBB+/P          6,110,813
                    MI State Hosp. Fin. Auth. Rev. Bonds
                    (Garden City Hosp.)
          1,330,000 8 1/2s, 9/1/17                                                        Ba3             1,384,530
            670,000 8 1/2s, 9/1/17, Prerefunded                                           Ba3               697,470
          4,500,000 MI State Hsg. Dev. Auth. Rental Hsg. Rev. Bonds,
                    Ser. A, FSA, 7.55s, 4/1/23                                            Aaa             4,606,875
         10,000,000 MI State Strategic Fund Solid Waste Disp. Rev.
                    Bonds (Genesee Pwr. Station), 7 1/2s, 1/1/21                          BB/P            9,737,500
          5,000,000 Wayne Charter Cnty., G.O. Bonds (Detroit
                    Metropolitan. Arpt. Hotel), Ser. A, MBIA,
                    5s, 12/1/30                                                           Aaa             4,825,000
                                                                                                      -------------
                                                                                                         33,839,571

Minnesota (0.8%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Intl. Falls, Env. Fac. Rev. Bonds (Boise Cascade
                    Corp.), 7.2s, 10/1/24                                                 Baa3            5,125,000
          4,595,000 St. Paul, Hsg. & Hosp. Redev. Auth. Rev. Bonds
                    (Healtheast), Ser. A, 6 5/8s, 11/1/17                                 Ba1             4,009,138
                                                                                                      -------------
                                                                                                          9,134,138

Mississippi (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,100,000 Jackson Cnty., VRDN, 3.7s, 12/1/16                                    VMIG1           1,100,000

Missouri (0.7%)
-------------------------------------------------------------------------------------------------------------------
            430,000 MO State Env. Impt. & Energy Poll. Control Rev.
                    Bonds (Great Lakes Carbon Control),
                    6 3/4s, 9/1/02                                                        B-/P              431,613
          6,775,000 MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
                    (BJC Hlth. Syst.), Ser. A, 6 1/2s, 5/15/20                            Aa2             7,452,500
                                                                                                      -------------
                                                                                                          7,884,113

Nevada (1.5%)
-------------------------------------------------------------------------------------------------------------------
          8,500,000 Clark Cnty., Indl. Dev. Rev. Bonds (Southwest
                    Gas Corp.), Ser. A, 7.3s, 9/1/27                                      Baa2            8,850,625
          8,900,000 Las Vegas Monorail Rev. Bond (2nd Tier),
                    AMBAC, 7 3/8s, 1/1/40                                                 BB-/P           8,933,375
                                                                                                      -------------
                                                                                                         17,784,000

New Hampshire (2.1%)
-------------------------------------------------------------------------------------------------------------------
                    NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
          4,000,000 (1st. Mtge.-Rivermead at Peterborough),
                    8 1/2s, 7/1/24                                                        AAA             4,625,000
          1,835,000 (Havenwood-Heritage Heights), 7.1s, 1/1/06                            BB/P            1,873,994
          5,600,000 (Lakes Region Hosp. Assn.), 6 1/4s, 1/1/18                            A-/P            5,089,000
          3,000,000 (Rivermead at Peterborough), 5 3/4s, 7/1/28                           BB/P            2,373,750
          7,000,000 NH State Bus. Fin. Auth. Poll. Control Rev. Bonds
                    (Pub. Svc. Co.), Ser. D, 6s, 5/1/21                                   Baa3            6,851,250
          4,000,000 NH State Bus. Fin. Auth. Rev. Bonds (Franklin
                    Regl. Hosp. Assn.), Ser. A, 6.05s, 9/1/29                             BB/P            3,120,000
                                                                                                      -------------
                                                                                                         23,932,994

New Jersey (3.5%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 NJ Econ. Dev. Auth. Assisted Living Rev. Bonds
                    (Meridian Assisted Living), 6 3/4s, 8/1/30                            B/P             3,475,000
          3,000,000 NJ Econ. Dev. Auth. Indl. Dev. Rev. Bonds
                    (1st Mtge.-Cranes Hill), Ser. A, 7s, 2/1/10                           BB-/P           3,037,500
          5,000,000 NJ Econ. Dev. Auth. Rev. Bonds (Newark Arpt.
                    Marriot Hotel), 7s, 10/1/14                                           BBB/P           5,150,000
          5,000,000 NJ Econ. Dev. Auth. Special Fac. Rev. Bonds
                    (Continental Air Lines, Inc.), 6 1/4s, 9/15/29                        Ba2             4,693,750
                    NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
          3,000,000 (Trinitas Hosp. Oblig. Group), 7 1/2s, 7/1/30                         Baa3            3,026,250
          6,000,000 (General Hosp. Ctr.-Passaic, Inc.), FSA,
                    6 3/4s, 7/1/19                                                        Aaa             7,125,000
          3,000,000 NJ State Hsg. & Mtge. Fin. Agcy. FRB, Ser. I,
                    8.468s, 11/1/07 (acquired 2/11/93,
                    cost $3,109,680) (RES)                                                A+/P            3,243,750
          9,000,000 NJ State Tpk. Auth. Rev. Bonds, Ser. C, MBIA,
                    6 1/2s, 1/1/16                                                        Aaa            10,743,750
                                                                                                      -------------
                                                                                                         40,495,000

New Mexico (0.7%)
-------------------------------------------------------------------------------------------------------------------
          8,160,000 Farmington, Poll. Control Rev. Bonds (Tucson Elec.
                    Pwr Co. San Juan), Ser. A, 6.95s, 10/1/20                             Ba3             8,364,000

New York (8.2%)
-------------------------------------------------------------------------------------------------------------------
         10,000,000 Long Island, Pwr. Auth. FRB, Ser. 66, MBIA, 6.8s,
                    4/1/10 (acquired 11/3/98, cost $11,298,800) (RES)                     AAA            11,350,000
          8,750,000 Long Island, Pwr. Auth. NY Elec. Syst. IFB, 7.08s,
                    12/1/24 (acquired 5/19/98, cost $9,511,250) (RES)                     AA-             9,504,688
          2,760,000 NY City, G.O. Bonds, Ser. F, 8 1/4s, 11/15/16                         Aaa             2,888,864
          3,000,000 NY City, Indl. Dev. Agcy. Rev. Bonds (Visy
                    Paper, Inc.), 7.95s, 1/1/28                                           B+/P            3,120,000
          5,000,000 NY City, Muni. Assistance Corp. FRB
                    (PA 337A), 7.82s, 7/1/07 (acquired 3/19/98,
                    cost $6,169,900) (RES)                                                AA/P            6,156,250
          2,800,000 NY City, NY State Dorm. Auth. Lease Rev.
                    Bonds (Court Facs.), 6s, 5/15/39                                      A3              3,062,500
                    NY State Dorm. Auth. Rev. Bonds
          7,000,000 (Rites-PA), Ser. 434, 7.2s, 5/15/15 (acquired
                    10/6/98, cost $8,278,340) (RES)                                       AAA             7,918,750
          2,500,000 (City U. Syst.), Ser. A, FGIC, 5 1/4s, 7/1/30                         Aaa             2,512,500
          5,000,000 NY State Energy Res. & Dev. Auth. Poll. Control
                    Rev. Bonds (Lilco Project), Ser. B, 5.15s, 3/1/16                     A-              4,931,250
          5,000,000 NY State Env. Fac. Corp. Poll. Control Rev. Bonds
                    (PA 198), 7.95s, 6/15/10 (acquired 10/22/97,
                    cost $6,012,500) (RES)                                                AAA             6,400,000
          1,800,000 NY State Local Govt. Assistance Corp. Rev. Bonds,
                    Ser. D, 7s, 4/1/18                                                    Aaa             1,905,516
         11,125,000 NY State Med. Care Fac. Fin. Agcy. Rev. Bonds,
                    Ser. A, FHA Insd., 6 1/2s, 8/15/29                                    Aaa            12,515,625
         11,000,000 NY State Urban Dev. Corp. Rev. Bonds
                    (Correctional Facs.), Ser. B, AMBAC,
                    4 3/4s, 1/1/28                                                        Aaa            10,202,500
          1,500,000 Oneida Cnty, Indl. Dev. Agcy. Rev. Bonds
                    (St. Elizabeth Med.), Ser. A, 5 7/8s, 12/1/29                         B+/P            1,200,000
          5,500,000 Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Solvay Paperboard, LLC), 7s, 11/1/30                                 BB-/P           5,472,500
          5,000,000 Suffolk Cnty., Indl. Dev. Agcy. Fac. Civic Fac. Rev.
                    Bonds (Southampton Hosp. Assn.), Ser. B,
                    7 5/8s, 1/1/30                                                        B-/P            4,856,250
                                                                                                      -------------
                                                                                                         93,997,193

North Carolina (2.1%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Charlotte, Special Facs. Rev. Bonds (Douglas Intl.
                    Arpt.-US Airways), 7 3/4s, 2/1/28                                     B/P             1,980,000
          5,000,000 NC Eastern Muni. Pwr. Agcy. Pwr. Syst. FRB, MBIA,
                    7.65s, 1/1/22 (acquired 5/4/00, cost $5,066,900) (RES)                AAA             6,112,500
          5,250,000 NC Eastern Muni. Pwr. Agcy. Rev. Bonds, MBIA,
                    6s, 1/1/18                                                            AAA             5,853,750
          3,000,000 NC Eastern Muni. Pwr. Agcy. Syst. IFB, FGIC, 7.88s,
                    1/1/25 (acquired 3/3/93, cost $3,112,315) (RES)                       Aaa             3,738,750
          6,000,000 NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds
                    (No. 1, Catawba Elec.), MBIA, 5.6s, 1/1/20                            Aaa             6,127,500
                                                                                                      -------------
                                                                                                         23,812,500

Ohio (1.3%)
-------------------------------------------------------------------------------------------------------------------
                    Cleveland, Arpt. Syst. Rev. Bonds, Ser. A, FSA
          7,500,000 5s, 1/1/31                                                            Aaa             7,237,500
          2,615,000 5s, 1/1/21                                                            Aaa             2,575,775
         12,220,000 Hamilton Cnty., Rev. Bonds, Ser. B, AMBAC,
                    zero %, 12/1/24                                                       Aaa             3,452,150
          1,890,000 OH Hsg. Finl. Agcy. Rev. Bonds, Ser. B-1, GNMA
                    Coll., 5.85s, 9/1/16                                                  Aaa             1,970,325
                                                                                                      -------------
                                                                                                         15,235,750

Oklahoma (0.8%)
-------------------------------------------------------------------------------------------------------------------
          6,000,000 OK Dev. Fin. Auth. Indl. Dev. Rev. Bonds (Doane
                    Products Co.), 6 1/4s, 7/15/23                                        BB-/P           5,445,000
          5,250,000 OK Dev. Fin. Auth. Rev. Bonds (Hillcrest
                    Healthcare), Ser. A, 5 5/8s, 8/15/29                                  B2              3,543,750
                                                                                                      -------------
                                                                                                          8,988,750

Oregon (0.8%)
-------------------------------------------------------------------------------------------------------------------
         10,000,000 Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
                    (Terwilliger Plaza Project), 6 1/2s, 12/1/29                          BB-/P           8,687,500

Pennsylvania (5.7%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 Allegheny Cnty., Port. Auth. Rev. Bonds,
                    FGIC, 5s, 3/1/29                                                      Aaa             1,449,375
          2,000,000 Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Panter Creek Partners), 6.65s, 5/1/10                                BBB-            2,080,000
                    Dauphin Cnty., Gen. Auth. Rev. Bonds
          3,695,000 (Northwest Med. Ctr.), 8 5/8s, 10/15/13                               BBB-            4,032,165
          7,500,000 (Office & Pkg.), Ser. A, 6s, 1/15/25                                  BB-/P           6,553,125
          1,180,000 Doylestown, Hosp. Auth. Rev. Bonds (Doylestown
                    Hosp. Pine Run), Ser. A, 7.2s, 7/1/23                                 Baa1            1,295,050
          1,500,000 Lehigh Cnty., Indl. Dev. Auth. Poll. Control IFB
                    (PA Pwr. & Lt. Co.), 8.427s, 9/1/29
                    (acquired 6/20/95, cost $1,651,825) (RES)                             AAA/P           1,696,875
          4,045,000 McKeesport, Hosp. Auth. Rev. Bonds, 6 1/4s, 7/1/03                    Baa2            4,166,350
                    PA State Econ. Dev. Fin. Auth. Resource Recvy.
                    Rev. Bonds
          4,000,000 (Colver), Ser. E, 8.05s, 12/1/15                                      BBB-/P          4,260,000
          2,000,000 Ser. D, 7.15s, 12/1/18                                                BBB-            2,075,000
          4,250,000 (Northhampton), Ser. B, 6 3/4s, 1/1/07                                BBB-/P          4,350,938
          3,000,000 (Northampton Generating), Ser. A, 6 1/2s, 1/1/13                      BBB-            2,977,500
          2,000,000 PA State Higher Ed. Assistance Agcy. IFB, Ser. B,
                    MBIA, 11.092s, 3/1/20                                                 Aaa             2,317,500
          7,500,000 Philadelphia, Auth. For Indl. Dev. Special Fac. Rev.
                    Bonds (US Airways), 8 1/8s, 5/1/30                                    B/P             7,865,625
          6,000,000 Philadelphia, Gas Works VRDN, FSA, 6.298s, 8/1/21
                    (acquired 1/24/94, cost $5,621,520) (RES)                             AAA             6,000,000
                    Philadelphia, Gas Works Rev. Bonds
          3,000,000 Ser. 13, 7.7s, 6/15/21                                                Aaa             3,086,580
          5,740,000 Ser. 16, FSA, 5 1/2s, 7/1/13                                          Aaa             6,127,450
                    Philadelphia, Wtr. & Wastewater IFB
          1,950,000 7.54s, 6/15/12 (acquired 9/13/96,
                    cost $1,850,511) (RES)                                                Aaa             2,127,935
          1,300,000 7.54s, 6/15/12, Prerefunded (acquired 9/13/96,
                    cost $1,233,674) (RES)                                                AAA             1,464,125
          1,800,000 Washington Cnty., Indl. Dev. Auth. 1st Mtge.
                    Rev. Bonds (AHF/Central States, Inc.),
                    10 1/4s, 11/1/19                                                      CCC/P           1,692,000
                                                                                                      -------------
                                                                                                         65,617,593

Puerto Rico (1.3%)
-------------------------------------------------------------------------------------------------------------------
          8,500,000 Cmnwlth. of PR, G.O. Bonds, 7.384s, 7/1/24
                    (acquired 6/12/95, cost $8,912,590) (RES)                             A               9,180,000
          5,400,000 PR Elec. Pwr. Auth. Rev. Bonds, Ser. T, 6 3/8s, 7/1/24                AAA             5,980,500
                                                                                                      -------------
                                                                                                         15,160,500

South Carolina (3.1%)
-------------------------------------------------------------------------------------------------------------------
          8,500,000 Charleston Cnty., Indl. Dev. Rev. Bonds
                    (Hoover Group, Inc.), 8 1/2s, 11/1/02                                 B/P             8,776,250
          3,985,000 Florence Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Stone Container Corp.), 7 3/8s, 2/1/07                               B/P             4,014,884
                    Piedmont, Muni. Elec. Pwr. Agcy. Rev. Bonds,
                    Ser. A, FGIC
          3,775,000 6 1/2s, 1/1/16                                                        Aaa             4,463,935
            630,000 6 1/2s, 1/1/16, Prerefunded                                           Aaa               741,038
          5,000,000 SC Jobs Econ. Dev. Auth. Rev. Bonds
                    (St. Francis Hosp.-Franciscan Sisters), 7s, 7/1/15                    Baa2            5,512,500
         12,750,000 SC Tobacco Settlement Rev. Mgt. Rev. Bonds,
                    Ser. B, 6 3/8s, 5/15/28                                               A1             12,670,313
                                                                                                      -------------
                                                                                                         36,178,920

Tennessee (2.6%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Elizabethton, Hlth. & Edl. Facs. Board Rev. Bonds
                    (Hosp. Ref. & Impt.), Ser. B, 8s, 7/1/33                              AAA             3,161,250
          8,500,000 IVRC-Bristol, TN Mem. Hosp. Rev. Bonds, FGIC, 14.1s,
                    2/28/14 (acquired 6/16/95, cost $9,366,660) (RES)                     AAA             8,478,750
         10,000,000 Johnson City, Hlth. & Edl. Facs. Hosp. Board Rev.
                    Bonds (Mountain States Hlth.), Ser. A,
                    7 1/2s, 7/1/25                                                        Baa2           10,100,000
          7,000,000 Knox Cnty., Hlth. Edl. & Hsg. Fac. Board Rev. Bonds
                    (Ft. Sanders Alliance), MBIA, 6 1/4s, 1/1/13                          Aaa             7,980,000
                                                                                                      -------------
                                                                                                         29,720,000

Texas (5.9%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds
                    (Sears Methodist Ctr.), 6s, 11/15/29                                  BB+/P           1,990,625
                    Dallas-Fort Worth Intl. Arpt. Fac. Impt. Corp. Rev.
                    Bonds (American Airlines, Inc.)
          7,500,000 7 1/4s, 11/1/30                                                       Baa1            7,837,500
          5,000,000 6 3/8s, 5/1/35                                                        Baa1            4,981,250
          7,500,000 Georgetown, Hlth. Facs. Dev. Corp. Rev. Bonds,
                    6 1/4s, 8/15/29                                                       BB+             5,953,125
            500,000 Gulf Coast Waste Disp. Auth. Rev. Bonds
                    (Valero Energy Corp.), 6.65s, 4/1/32                                  Baa3              502,500
          6,100,000 Harris Cnty., Hlth. Facs. Dev. Corp. Rev. Bonds
                    (Christus Hlth.), Ser. A, 5 3/4s, 7/1/13                              Aaa             6,603,250
                    Houston, Wtr. & Swr. Syst. Rev. Bonds
         15,690,000 Ser. C, AMBAC, 6 3/8s, 12/1/17 (SEG)                                  Aaa            16,187,530
          8,300,000 zero %, 12/1/20                                                       Aaa             2,915,375
         15,500,000 Ser. A, FSA, zero %, 12/1/19                                          Aaa             5,773,750
                    North Central Hlth. Fac. Dev. Corp. Rev. Bonds
                    (Hosp.), Ser. B
          2,710,000 7.861s, 5/15/08                                                       Aa3             2,838,725
            290,000 7.861s, 5/15/08, Prerefunded                                          AA-/P             305,588
                    Port Arthur Dist., Rev. Bonds (Great Lakes
                    Carbon Corp.)
            430,000 Ser. A, 6 3/4s, 9/1/02                                                B-/P              430,538
            155,000 Ser. B, 6 3/4s, 9/1/02                                                B-/P              155,194
          4,000,000 Tarrant Cnty., Hlth. Fac. Dev. Corp. Hlth. Syst.
                    (TX Hlth. Res. Sys.), Ser. A, MBIA, 5 3/4s, 2/15/12                   AAA             4,335,000
          2,500,000 Tomball, Hosp. Auth. Rev. Bonds, 6 1/8s, 7/1/23                       Baa2            2,203,125
          3,500,000 TX State IFB, Ser. B, 7.619s, 9/30/11                                 Aa2             4,576,250
                                                                                                      -------------
                                                                                                         67,589,325

Virginia (1.2%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Fredericksburg, Indl. Dev. Auth. Hosp. Fac. IFB,
                    FGIC, 9.367s, 8/15/23                                                 AAA             2,119,540
          5,000,000 Peninsula Ports Auth. Rev. Bonds
                    (Port Fac-Zeigler Coal), 6.9s, 5/2/22                                 CCC/P           2,250,000
          5,000,000 Pocahontas Parkway Assn. Toll Rd. Rev. Bonds,
                    Ser. A, 5 1/2s, 8/15/28                                               Baa3            4,262,500
          5,000,000 Suffolk, Redev. & Hsg. Auth. Multi-Fam. Hsg. Rev.
                    Bonds (Beach/Oxford Apts.), 6.1s, 4/1/26                              BB-/P           4,643,750
                                                                                                      -------------
                                                                                                         13,275,790

Washington (1.3%)
-------------------------------------------------------------------------------------------------------------------
         10,000,000 Central Puget Sound, Regl. Trans. Auth. Sales
                    Tax & Motor Rev. Bonds, FGIC, 4 3/4s, 2/1/28                          Aaa             9,212,500
          5,000,000 WA State Pub. Pwr. Supply Syst. Rev. Bonds
                    (Nuclear No. 3), Ser. B, MBIA, 7 1/8s, 7/1/16                         Aaa             6,218,750
                                                                                                      -------------
                                                                                                         15,431,250

West Virginia (0.8%)
-------------------------------------------------------------------------------------------------------------------
          3,600,000 WV State G.O. Bonds, Ser. D, FGIC, 6 1/2s, 11/1/26                    Aaa             4,180,500
          5,000,000 WV State Pkwy. Econ. Dev. & Tourism Auth. IFB,
                    FGIC, 7.839s, 5/16/19                                                 Aaa             5,275,000
                                                                                                      -------------
                                                                                                          9,455,500

Wisconsin (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,400,000 WI Hsg. & Econ. Dev. Auth. IFB (Home
                    Ownership Dev.), 10.16s, 10/25/22                                     Aa3             1,433,096

Wyoming (0.6%)
-------------------------------------------------------------------------------------------------------------------
          7,200,000 Unita Cnty. VRDN (Chevron U.S.A. Inc.),
                    3.75s, 12/1/22                                                        VMIG1           7,200,000
                                                                                                     --------------
                    Total Municipal Bonds and Notes
                    (cost $1,096,857,399)                                                            $1,125,059,003

PREFERRED STOCKS (0.5%) (a) (cost $6,000,000)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
          6,000,000 MuniMae Tax Exempt Bond Subsidiary, LLC 144A
                    $6.875 cum. pfd.                                                                 $    6,180,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,102,857,399) (b)                                      $1,131,239,003
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,151,403,371.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at March 31, 2001 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at March 31, 2001 Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

      Moody's Investor Service, Inc. and Standard & Poor's Corp. are the leading independent rating agencies for debt securities. Moody's uses the designation "Moody's Investment Grade", or "MIG", for most short-term municipal obligations, adding a "V" ("VMIG") for bonds with a demand or variable feature; the designation "P" is used for tax exempt commercial paper. Standard & Poor's uses "SP" for notes maturing in three years or less, "A" for bonds with a demand or variable feature.

      Moody's Investor Service, Inc.

      MIGI/VMIGI = Best quality; strong protection of cash flows, superior liquidity and broad access to refinancing MIG2/VMIG2 = High quality; ample protection of cash flows, liquidity support and ability to refinance
      AAA = Extremely strong capacity to pay interest and repay principal
      AA = Strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree

      P-1 = Superior capacity for repayment
      P-2 = Strong capacity for repayment

      Standard & Poor's Corp.

      SP-1+ = Very strong capacity to pay principal and interest
      SP-1 = Strong capacity to pay principal and interest
      SP-2 = Satisfactory capacity to pay principal and interest
      A-1+ = Extremely strong degree of safety
      A-1 = Strong degree of safety A-2 = Satisfactory capacity for timely repayment

  (b) The aggregate identified cost on a tax basis is $1,102,862,326, resulting in gross unrealized appreciation and depreciation of $63,805,899 and $35,429,222, respectively, or net unrealized appreciation of $28,376,677.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at March 31, 2001 was $126,244,342, or 11.0% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at March
      31, 2001.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on FRB are the current interest rates shown at March 31, 2001, which are subject to change based on the terms of the security.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at March 31, 2001.

      The fund had the following industry group concentrations greater than 10% at March 31, 2001 (as a percentage of net assets):

          Health care/hospitals       23.7%
          Transportation              20.9

------------------------------------------------------------------------------
Futures Contracts Outstanding at March 31, 2001

                                  Aggregate Face   Expiration    Unrealized
                    Total Value        Value          Date      Appreciation
------------------------------------------------------------------------------
Municipal Bond
Index (Short)       $49,355,467     $49,539,384      Jun-01        $183,917
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
March 31, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,102,857,399) (Note 1)                                    $1,131,239,003
-------------------------------------------------------------------------------------------
Cash                                                                                612,588
-------------------------------------------------------------------------------------------
Interest and other receivables                                                   20,194,612
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            4,952,844
-------------------------------------------------------------------------------------------
Total assets                                                                  1,156,999,047

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin                                                        178,125
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               990,282
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        1,805,565
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      1,654,968
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          110,455
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       72,637
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          4,204
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              739,369
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               40,071
-------------------------------------------------------------------------------------------
Total liabilities                                                                 5,595,676
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,151,403,371

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,176,400,723
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                          (521,591)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (53,041,282)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                       28,565,521
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                   $1,151,403,371

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($752,169,240 divided by 84,990,579 shares)                                           $8.85
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of 8.85)*                                 $9.29
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($372,128,867 divided by 42,079,616 shares)***                                        $8.84
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($12,330,194 divided by 1,393,406 shares)***                                          $8.85
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($14,775,070 divided by 1,670,175 shares)                                             $8.85
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.85)**                               $9.15
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

*** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





STATEMENT OF OPERATIONS
Year ended March 31, 2001
Tax exempt interest income:                                                     $73,283,918
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  6,643,485
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      876,450
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                   32,118
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     16,575
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             1,760,635
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             3,388,227
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                98,233
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                69,128
-------------------------------------------------------------------------------------------
Other                                                                               351,306
-------------------------------------------------------------------------------------------
Total expenses                                                                   13,236,157
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (376,809)
-------------------------------------------------------------------------------------------
Net expenses                                                                     12,859,348
-------------------------------------------------------------------------------------------
Net investment income                                                            60,424,570
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                  3,700,837
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                  (3,220,741)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the year                                                30,342,923
-------------------------------------------------------------------------------------------
Net gain on investments                                                          30,823,019
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $91,247,589
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                          Year ended March 31
                                                                 ---------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                              $   60,424,570   $   67,864,566
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                   480,096       (7,803,895)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments              30,342,923      (86,212,824)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                        91,247,589      (26,152,153)
--------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 1):
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                            (39,548,803)     (43,069,316)
--------------------------------------------------------------------------------------------------
   Class B                                                            (19,950,913)     (23,341,496)
--------------------------------------------------------------------------------------------------
   Class C                                                               (474,989)        (341,518)
--------------------------------------------------------------------------------------------------
   Class M                                                               (739,930)        (806,885)
--------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                     (36,669,078)    (106,888,279)
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                           (6,136,124)    (200,599,647)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                   1,157,539,495    1,358,139,142
--------------------------------------------------------------------------------------------------
End of year (including distributions in excess of
net investment income of $521,591 and
$836,934, respectively)                                            $1,151,403,371   $1,157,539,495
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended March 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.61        $9.25        $9.28        $8.87        $8.93
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .48          .49          .49(c)       .50(c)       .52
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .24         (.64)        (.02)         .42         (.06)
-----------------------------------------------------------------------------------------------------
Total from
investment activities                    .72         (.15)         .47          .92          .46
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.48)        (.49)        (.50)        (.51)        (.52)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.48)        (.49)        (.50)        (.51)        (.52)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.85        $8.61        $9.25        $9.28        $8.87
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  8.67        (1.53)        5.14        10.54         5.24
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $752,169     $715,475     $830,074     $816,444     $794,330
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .95          .94          .98          .95          .96
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.57         5.62         5.29         5.43         5.80
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 12.76        14.32        20.47        33.13        55.08
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended March 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.61        $9.24        $9.28        $8.86        $8.92
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .43          .44          .44(c)       .44(c)       .46
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .23         (.63)        (.04)         .43         (.06)
-----------------------------------------------------------------------------------------------------
Total from
investment activities                    .66         (.19)         .40          .87          .40
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.43)        (.44)        (.44)        (.45)        (.46)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.43)        (.44)        (.44)        (.45)        (.46)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.84        $8.61        $9.24        $9.28        $8.86
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  7.90        (2.02)        4.40        10.00         4.61
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $372,129     $420,310     $507,067     $499,594     $473,818
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.55         1.54         1.58         1.55         1.56
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.98         5.02         4.70         4.83         5.19
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 12.76        14.32        20.47        33.13        55.08
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                                             For the period
Per-share                                                     Feb. 1, 1999+
operating performance                   Year ended March 31    to March 31
---------------------------------------------------------------------------
                                        2001         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.61        $9.25        $9.38
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment income                    .42          .43          .05(c)
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .24         (.64)        (.14)
---------------------------------------------------------------------------
Total from
investment activities                    .66         (.21)        (.09)
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                       (.42)        (.43)        (.04)
---------------------------------------------------------------------------
Total distributions                     (.42)        (.43)        (.04)
---------------------------------------------------------------------------
Net asset value,
end of period                          $8.85        $8.61        $9.25
---------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  7.86        (2.26)       (0.99)*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $12,330       $8,467       $4,327
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.70         1.69          .28*
---------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.81         4.89          .73*
---------------------------------------------------------------------------
Portfolio turnover (%)                 12.76        14.32        20.47
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended March 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.61        $9.25        $9.28        $8.86        $8.92
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .46          .47          .47(c)       .47(c)       .49
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .24         (.64)        (.03)         .43         (.06)
-----------------------------------------------------------------------------------------------------
Total from
investment activities                    .70         (.17)         .44          .90          .43
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.46)        (.47)        (.47)        (.48)        (.49)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.46)        (.47)        (.47)        (.48)        (.49)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.85        $8.61        $9.25        $9.28        $8.86
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  8.40        (1.77)        4.88        10.39         4.97
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $14,775      $13,286      $16,671      $15,118      $11,773
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.20         1.19         1.23         1.20         1.21
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.32         5.37         5.04         5.16         5.51
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 12.76        14.32        20.47        33.13        55.08
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



NOTES TO FINANCIAL STATEMENTS
March 31, 2001

Note 1
Significant accounting policies

Putnam Municipal Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly owned subsidiary of Putnam Investments, LLC, believes is consistent with the preservation of capital.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a higher ongoing distribution fee than class B shares and have a one-year 1.00% contingent deferred sales charge and do not convert to Class A shares. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended March 31, 2001, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At March 31, 2001, the fund had a capital loss carryover of approximately $45,488,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
   $11,838,000    March 31, 2003
    11,290,000    March 31, 2004
     8,494,000    March 31, 2006
     1,800,000    March 31, 2007
    11,300,000    March 31, 2008
       766,000    March 31, 2009

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, dividends payable, defaulted bond interest, realized and unrealized gains and losses on certain futures contracts, market discounts, straddle loss deferrals and book accretion/amortization adjustments. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended March 31, 2001, the fund reclassified $605,408 to decrease distributions in excess of net investment income and $517,858 to decrease paid-in-capital, with an increase to accumulated net realized loss of $87,550. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on zero coupon bonds and original-issue-discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of the fund's average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended March 31, 2001, the fund's expenses were reduced by $376,809 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,560 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended March 31, 2001, Putnam Retail Management, acting as underwriter received net commissions of $71,080 and $1,374 from the sale of class A and class M shares, respectively, and received $406,510 and $5,802 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the year ended March 31, 2001, Putnam Retail Management, acting as underwriter received $25,678 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended March 31, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $140,757,859 and $190,959,977, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At March 31, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                                 Year ended March 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 20,381,687       $ 177,890,747
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                2,763,896          23,901,437
---------------------------------------------------------------------------
                                            23,145,583         201,792,184

Shares
repurchased                                (21,230,927)       (184,179,632)
---------------------------------------------------------------------------
Net increase                                 1,914,656       $  17,612,552
---------------------------------------------------------------------------

                                                 Year ended March 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 31,137,596        $278,004,518
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                2,683,426          23,501,803
---------------------------------------------------------------------------
                                            33,821,022         301,506,321

Shares
repurchased                                (40,489,149)       (359,097,615)
---------------------------------------------------------------------------
Net decrease                                (6,668,127)       $(57,591,294)
---------------------------------------------------------------------------

                                                 Year ended March 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,749,551        $ 32,562,560
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,347,678          11,643,556
---------------------------------------------------------------------------
                                             5,097,229          44,206,116

Shares
repurchased                                (11,860,417)       (103,162,577)
---------------------------------------------------------------------------
Net decrease                                (6,763,188)       $(58,956,461)
---------------------------------------------------------------------------

                                                 Year ended March 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  6,264,975        $ 55,372,434
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,504,619          13,172,543
---------------------------------------------------------------------------
                                             7,769,594          68,544,977

Shares
repurchased                                (13,797,862)       (120,203,009)
---------------------------------------------------------------------------
Net decrease                                (6,028,268)       $(51,658,032)
---------------------------------------------------------------------------

                                                 Year ended March 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    773,147          $6,752,356
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   33,683             291,648
---------------------------------------------------------------------------
                                               806,830           7,044,004

Shares
repurchased                                   (397,104)         (3,466,750)
---------------------------------------------------------------------------
Net increase                                   409,726          $3,577,254
---------------------------------------------------------------------------

                                                 Year ended March 31, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    997,839          $8,796,833
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   27,156             236,373
---------------------------------------------------------------------------
                                             1,024,995           9,033,206

Shares
repurchased                                   (509,221)         (4,440,720)
---------------------------------------------------------------------------
Net increase                                   515,774          $4,592,486
---------------------------------------------------------------------------

                                                 Year ended March 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    395,374          $3,426,230
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   62,063             536,628
---------------------------------------------------------------------------
                                               457,437           3,962,858

Shares
repurchased                                   (330,702)         (2,865,281)
---------------------------------------------------------------------------
Net increase                                   126,735          $1,097,577
---------------------------------------------------------------------------

                                                 Year ended March 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    294,068         $ 2,606,518
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   66,632             583,662
---------------------------------------------------------------------------
                                               360,700           3,190,180

Shares
repurchased                                   (620,454)         (5,421,619)
---------------------------------------------------------------------------
Net decrease                                  (259,754)        $(2,231,439)
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle will not be material to the financial statements.

Note 6
Change in independent accountants

Based on the recommendation of the Audit Committee of the fund, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP as this fund's independent accountants and voted to appoint KPMG LLP for the fund's fiscal year ended March 31, 2001. During the two previous fiscal years, PricewaterhouseCoopers LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and through July 24, 2000, there were no disagreements between the fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference to the disagreements in its report on the financial statements for such years.


FEDERAL TAX INFORMATION

(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


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Now you can use your PC to get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and economic outlooks from Putnam.

VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

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* Putnam's money management philosophy

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You can also read Putnam economist Dr. Robert Goodman's commentary and
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or objective, use our glossary to decode investment terms . . . and much
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The site can be accessed through any of the major online services
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you can also access it via Netscape or Microsoft Internet Explorer, using an independent Internet service provider.

New features will be added to the site regularly. So be sure to bookmark us at http://www.putnaminvestments.com


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Municipal Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
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PUTNAM
INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminvestments.com


AN040  71203  051/353/560  5/01